AMT Capital Fund, Inc.

                              Annual Report











                             December 31, 1995

                        AMT Capital Services, Inc.
                    600 Fifth Avenue, New York, New York
           Telephone (212) 332-5211  Long Distance (800) 762-4848
                         Facsimile (212) 332-5190




PRESIDENT'S LETTER


                                               										February 9, 1996



Dear Shareholder:

     We are pleased to present the annual report for the AMT Capital Fund, Inc. for the fiscal year ended December 31, 1995. The Fund's Portfolios produced strong performance, finishing the year ahead of their benchmarks and their competition. The HLM International Equity Portfolio grew substantially, with assets now exceeding $76 million. The Portfolio's adviser, Harding, Loevner Management, L.P., maintains an active strategy of focusing on companies which offer exceptional prospects for financial growth. This "bottom-up" strategy, which can vary considerably from index returns in the short-run, returned 11.99% for the year, with positive performance versus the market and against the Lipper International Fund Index. Against its peer group, its 1995 return was in the top quartile of funds ranked by Lipper Analytical Services.

     The Money Market Portfolio outperformed its benchmark, the IBC/Donoghue's Money Market Fund Average, in every month and for the year as a whole. For 1995, the total return of 5.74% was 23 basis points (0.23%) above the benchmark. More importantly, as the Portfolio began to be ranked against other money market funds by Lipper, it consistently appeared among the top performers, ending the year ranked 23 of 256 measured by Lipper.

     Shortly, the two Portfolios in the Fund will be joined by a new Portfolio which will be formed as the result of a merger of the Lehman Selected Growth Stock Portfolio into the AMT Capital Fund. The Lehman Selected Growth Stock Portfolio has $38 million invested in mid-cap U.S. growth stocks. For the year ending December 31, 1995, the Lehman Selected Growth Stock Portfolio ranked 9 of 106 mid-cap funds measured by Lipper.
The new Portfolio, U.S. Selected Growth, will be managed by Susan Hirsch who has managed the Lehman Portfolio since its inception. Its addition will bring the Fund's assets to approximately $140 million.

     We greatly appreciate your interest and participation in the AMT Capital Fund, Inc. and look forward to sending you more information on the U.S. Selected Growth Portfolio. We welcome the opportunity to discuss the investment approach, performance and merits of these or any funds distributed by AMT Capital Services. Please do not hesitate to contact us with questions or comments regarding this report or any other matter in which we can be of assistance. Please also note our new address and phone numbers.


                                              									Sincerely,

                                                       /s/ Alan M. Trager

                                              									Alan M. Trager
                                              									President


                             Table of Contents

HLM International Equity Portfolio Overview............................	1

HLM International Equity Portfolio - Statement of Net Assets...........	3

Money Market Portfolio - Overview......................................	7

Money Market Portfolio - Statement of Net Assets.......................	9

Statements of Operations..............................................	11

Statements of Changes in Net Assets...................................	12

Financial Highlights..................................................	13

Notes to Financial Statements.........................................	15





HLM INTERNATIONAL EQUITY PORTFOLIO

December 31, 1995


GRAPH: This graph is an x-y line plot. y-Value ($), x-Date 5/11/94 to 12/31/95 Comparison of change in value of $10,000 investment in HLM International Equity Portfolio, the Msci World Ex U.S.A. Index (Net Dividends reinvested) and the Lipper International Fund Index. The comparison is for the period from 5/11/94 to 12/32/95. At 12/31/95, HLM International Equity Portfolio was at a value of $10,923, while the MSCI World Ex U.S.A. Index (net) was at $11,393, and the Lipper International Fund Index was at $10,785.



	The HLM International Equity Portfolio provided a total return of 11.99% in 1995 and 5.53% per annum since its inception on May 11, 1994. Its benchmark, the MSCI World - ex U.S.A. Index, returned
11.41% and 8.27% over the same periods, respectively. International funds tracked by Lipper Analytical Services returned 9.28% and 4.71%, respectively. The Portfolio's objective is to seek long-term capital appreciation through investments in companies based outside the United States.

Developments in the First Quarter

In the first quarter, returns in local markets were mainly flat to negative, especially in Japan and Germany. While the companies in which the Portfolio was invested continued to report strong earnings, market valuations were considerably less robust. Some smaller markets were hard hit by the Mexican crisis. A relatively high cash position and limited exposure to Japan were positives but were not sufficient to overcome low valuations. New purchases included Development Bank of Singapore, Muenchener Rueckversicherung, Rentokil Group, Wolters Kluwer, and Hong Kong and China Gas. Pan American Beverages and Jardine Strategic Holdings were sold.

Developments in the Second Quarter

In the second quarter, markets recovered while more stable currency rates provided a positive tone. New purchases included
Canon, PartnerRe, IHC Caland, Imperial Oil and Astra while positions in Makita and Hong Kong and China Gas were sold.

Developments in the Third Quarter

	During the summer, a falling yen and rising Japanese stock market dominated international market returns, but had a limited impact on the Portfolio. Generale des Eaux was sold. Three positions were reduced because of price appreciation. New companies added were Kyocera in Japan, Sime Darby in Malaysia and Primagaz, a French-based distributor of liquified petroleum gas in Europe. Positions in Financiere et Industrielle Gaz et Eaux and Ito Yokado were increased.

Developments in the Fourth Quarter

	Once again, good relative and absolute returns were associated with stability in currency markets during the final quarter of the year. Three companies were sold: Krones and Hanson p.l.c., reflecting disappointment with management, and British Sky Broadcasting following a large price rise and potential regulatory review. Honda Motor was added.

Outlook

	Looking forward, the portfolio manager sees a very positive business environment with steady world economic growth, falling inflation, and increasing diffusion of the tangible benefits of technology to boost productivity. Having pursued a defensive policy in 1995, the manager expects to become more aggressive in stock selection and to increase portfolio exposure to smaller companies and emerging markets.


Investment Performance (For Periods Ended December 31, 1995)


                                             		Total Return

	                                                 		   Since
	                                                     Inception*
		                                       One Year	   (annualized)

	HLM International Equity Portfolio	      11.99%	        5.53%

	MSCI World Ex-USA Index (net)	           11.41%	        8.27%

	Lipper International Fund Index	9.28%	4.71%

	* The HLM International Equity Portfolio commenced operations on May 11, 1994



HLM INTERNATIONAL EQUITY PORTFOLIO-STATEMENT Of NET ASSETS

                                                    Shares            Value

Long-Term Instruments - 93.6%

Equities - 90.5%

Argentina - 1.2%

Quilmes Industrial SA (Foods/Beverages)             53,300      $    831,480
 (Cost - $1,079,264)

Bermuda - 1.1%

PartnerRe Holdings Ltd. (Insurance)                 26,900           739,750
 (Cost - $672,842)

Canada - 1.8%

Imperial Oil Ltd. (Oil/Gas)                         34,000         1,228,250
 (Cost - $1,273,435)

France - 7.0%

Coflexip SA- ADR (Oil/Gas)                          31,900           602,113
 Financiere et Industrielle Gaz et
Eaux (Diversified Holdings)                          3,500         1,217,267
I.D.I.A. (Diversified Holdings)                     27,830         1,137,568
Primagaz Cie (Oil/Gas)                              22,350         1,778,672
Primagaz Cie Warrants
 Expiring 6/30/98 (Oil/Gas)*                         1,490            12,803
    Total (Cost - $4,423,676)                                      4,748,423

Germany - 6.9%

Deutsche Bank AG (Financial)                        26,550         1,261,079
Hochtief AG (Engineering)                            2,560         1,094,843
Linde AG (Diversified Holdings)                      2,626         1,535,962
Muenchener Rueckversicherung AG (Insurance)            349           760,922
    Total (Cost - $4,877,918)   4,652,806

Hong Kong - 5.5%

Hutchison Whampoa Ltd. (Diversified Holdings)      485,000         2,954,410
Johnson Electric Holdings Ltd.
 (Electrical Equipment)                            445,000           794,232
    Total (Cost - $3,297,134)                                      3,748,642

Indonesia - 1.0%

PT Wicaksana Overseas International
 (Distribution/Wholesale)                          261,000           697,067
 (Cost - $690,878)


Japan - 17.0%

Canon, Inc. (Office Equipment)                      92,000         1,667,054
Canon Sales Co., Inc. (Distribution/Wholesale)      52,500         1,398,983
Honda Motor Co, Ltd. (Automotive)                   71,000         1,465,407
Ito-Yokado Co., Ltd. (Retail)                       37,000         2,280,233
Kyocera Corp. (Electronics)                         13,000           966,182
Mitsubishi Heavy Industries Ltd. (Aerospace)       254,000         2,025,601
Nippon Denso Co., Ltd. (Electrical Equipment)       93,000         1,739,244
    Total (Cost - $10,994,188)                                    11,542,704

Malaysia - 5.3%

Nestle Berhad (Foods/Beverages)                    125,000           915,643
Nylex Berhad (Chemicals)                           449,000         1,361,570
Sime Darby Berhad (Diversified Holdings)           500,000         1,329,158
    Total (Cost - $3,443,254)                                      3,606,371

Netherlands - 10.3%

IHC Caland NV (Transportation)                      42,000         1,417,057
Randstad Holdings NV (Commercial Services)          28,000         1,273,602
Royal Dutch Petroleum Co. - ADR (Oil/Gas)           20,300         2,864,838
Wolters Kluwer NV (Publishing)                      15,060         1,428,371
    Total (Cost - $5,963,010)                                      6,983,868

Norway - 3.2%

Norsk Hydro AS - ADR (Oil/Gas)                      31,733         1,328,819
Unitor Ships Service - ADR (Commercial Services)    59,300           816,591
    Total (Cost - $2,275,901)                                      2,145,410

Singapore - 5.8%

Development Bank of Singapore,
 Ltd. - Foreign Registered Shares (Financial)      121,000         1,506,082
Keppel Corp. Ltd. (Transportation)                 268,000         2,388,119
    Total (Cost - $3,596,270)                                      3,894,201

South Africa - 2.2%

LibLife Strategic Investments, Ltd.
 (Diversified Holdings)                            373,000         1,458,430
 (Cost - $1,261,530)

Spain - 3.1%

Banco Intercontinental Espanol (Financial)          21,200         2,063,175
 (Cost - $1,884,845)

Sweden - 2.6%

Astra AB - Bearer Shares (Chemicals)                45,000         1,786,469
 (Cost - $1,414,061)

Switzerland -12.3%

BBC Brown Boveri AG - Registered
 Shares (Financial)                                 11,200         2,541,250
Nestle SA - ADR (Foods/Beverages)                   41,200         2,284,408
SGS Societe Generale de Surveillance Holding
SA - Bearer Shares (Commercial Services)               670         1,333,826
SGS Societe Generale de Surveillance Holding
SA - Registered Shares (Commercial Services)         3,700         1,270,538
Sika Finanz AG - Bearer Shares (Building Materials)  3,770           917,674
    Total (Cost - $7,758,351)                                      8,347,696

United Kingdom - 4.2%

Blenheim Group p.l.c. (Commercial Services)        325,000         1,270,924
Rentokil Group p.l.c. (Commercial Services)        306,400         1,592,830
    Total (Cost - $2,666,617)                                      2,863,754

    Total Equities - (Cost - $57,573,174)                         61,338,496

Bonds - 3.1%
                                                 Face Amount
Bangkok Bank Public Co. Convertible
 Bond (Thailand), 3.250% due 3/3/04
 (Financial)                                 $   1,975,000         2,098,438
 (Cost - $1,964,069)

    Total Long-Term Investments -
     (Cost - $59,537,243)                                         63,436,934

Short-Term Investments - 7.3%

Prudential Bache Securities Repurchase
 Agreement, 5.390% due 1/2/96; Issued
 12/29/95 (Collateralized by $4,121,154
 par of Federal National Mortgage
 Association Strip due 2/1/23, value
 $1,031,106 and $3,984,936 par of
 Federal Home Loan Mortgage Corp. ARM,
 6.080% due 9/1/25, value $3,988,936)
 Short-Term Investments - (Cost - $4,921,506)    4,921,506         4,921,506

    Total Investments - 100.9% (Cost - $64,458,749)               68,358,440

Other Assets net of Liabilities - (0.9%)

Foreign currency holdings (Cost - $384,708)                     $    383,888
Receivable from AMT Capital Advisers, Inc.                            25,968
Other assets                                                         222,408
Payable for securities purchased                                  (1,101,848)
Distributions payable from investment income, net                    (15,711)
Payable for capital shares redeemed                                   (6,877)
Payable to Harding, Loevner Management, L.P.                         (62,725)
Other liabilities                                                    (76,991)
 Other assets and liabilities, net                                  (631,888)

Net Assets - 100.0%
Applicable to 6,289,241 outstanding $.001
 par value shares
    (authorized 250,000,000 shares)                             $ 67,726,552

    Net Asset Value Per Share                                   $      10.77

Components of Net Assets as of
 December 31, 1995 were as follows:
Capital stock at par value ($.001)                              $      6,289
Capital stock in excess of par value                              64,172,405
Undistributed investment income, net                                   4,694
Accumulated net realized loss on investments and
 foreign currency-related transactions                              (349,535)
Net unrealized appreciation on investments and
 assets and liabilities denominated in foreign currencies          3,892,699
                                                                $ 67,726,552


* Non Income Producing Securities
See Notes to Financial Statements




MONEY MARKET  PORTFOLIO
December 31, 1995


GRAPH: This Graph is an x-y line plot. y-Value ($), x-Date 5/11/94 to 12/13/95 Comparison of change in value of $10,000 investment in Money Market Portfolio and the IBC/Donoghue's Money Market Fund Average. The comparison is for the period from 11/1/93 to 12/31/95. At 12/31/95, a $10,000 investment in Money Markey Portfolio was valued at $11,058 while the IBC/Donoghue's Money Market Fund Average was at $10,994.


  The Money Market Portfolio provided a total return of 5.74% outperforming its benchmark, the IBC/Donoghue's Money Market Fund Average, in every month and for the year as a whole, by 23 basis points. The Portfolio invests in high-quality, short-term money market instruments. Its objective is to seek current income, liquidity and the maintenance of a stable net asset value. Net assets were $25.9 million os of December 31, 1995.

Developments in the First Quarter

  The Portfolio outperformed its benchmark due to favorable yield curve and duration exposures. Interest rates declined despite a well-anticipated tightening by the Fed. The short-term yield curve flattened. The significant decline in the dollar against the mark and yen had a more limited effect than might have been expected, as domestic economic data turned decidedly weaker as the quarter progressed.

Developments in the Second Quarter

  Rates continued to decline abruptly through the second quarter. Interest rate volatility soared and the yield curve continued to flatten. The Portfolio was well positioned to benefit from these changes, although non-Treasury holdings detracted a bit from performance as spreads widened.

Developments in the Third Quarter

  Rates were little changed over the quarter as the economy appeared to be recovering from its low point in the second quarter. The yield curve flattened slightly. The Portfolio's duration was lengthened to almost three months in early July and slowly declined through the rest of the period. As the outlook for rates became increasingly uncertain, the portfolio manager's strategy was to remain short and tactically oriented, with an emphasis on higher yielding corporate securities.

Developments in the Fourth Quarter

  Uncertainty persisted through a large part of the quarter, but a growing conviction of the likelihood of rate declines led the portfolio manager to lengthen gradually, bringing the duration up to almost three months by year-end. This benefitted performance as short-term rates dropped sharply in mid-December. As in the third quarter, holdings of non-Government securities enhanced returns as investor demand kept spreads narrow.

Outlook

  The Portfolio is positioned to take advantage of a continuing decline in rates. While not as agressively long as prior to the Fed's easing in January, the Portfolio is positioned for a trend still anticipated to be toward lower rates. Non-Treasuries are still overweighted as yield spreads are not expected to narrow.


MONEY MARKET PORTFOLIO-STATEMENT OF NET ASSETS

December 31, 1995

                                                  Face Amount         Value

Bank Obligations - 40.4%

Abbey National p.l.c. Eurodollar
 CD, 5.750% due 1/2/96                         $   1,000,000     $   999,994
Bank of America (London) Eurodollar
 CD, 5.780% due 1/24/96                            1,000,000       1,000,000
Bank of Boston (Nassau) Time
 Deposit, 4.500% due 1/2/96                          500,000         500,000
Bank of New York Bankers
 Acceptance, 5.470% due 4/4/96*                    1,000,000         985,717
Bayerische Hypotheken Yankee
 CD, 6.430% due 4/19/96                            1,000,000       1,001,483
Mellon Bank Bankers
 Acceptance 5.560% due 4/1/96*                     1,000,000         985,945
NationsBank Eurodollar
 CD, 6.000% due 1/2/96                             1,000,000       1,000,000
Seattle First National Bank
 Note, 5.800% due 1/3/96                           1,000,000       1,000,000
Societe Generale Yankee
 CD, 5.750% due 3/8/96                             1,000,000       1,000,000
Trust Company Bank of Atlanta
 Bankers Acceptance, 5.480% due 5/8/96*            1,000,000         980,515
West Deutsche Bank Time
 Deposit, 5.750% due 1/2/96                        1,000,000       1,000,000
    Total (Cost - $10,453,654)                                    10,453,654

Commercial Paper - 34.5%*

Bank of Scotland, 5.620%
 due 4/26/96                                       1,000,000         981,891
Falcon Asset Securities Corp., 5.650%
 due 2/7/96                                        1,000,000         994,193
Ford Motor Credit Corp., 5.480%
 due 3/29/96                                       1,000,000         986,604
Koch Industries, 5.940% due 1/2/96                 1,000,000         999,835
Harvard University, 6.050% due 1/2/96              1,000,000         999,832
Sandoz Corp., 5.480% due 3/27/96                   1,000,000         986,909
Student Loan Corporation, 5.720% due 1/8/96        1,000,000         998,888
Sweden (Kingdom of), 5.600% due 4/4/96             1,000,000         985,378
Swedish Export Credit, 5.480% due 3/26/96          1,000,000         987,061
    Total (Cost - $8,920,591)                                      8,920,591

U.S. Treasury Obligations - 24.5%*

U.S. Treasury Bill, 5.435% due 6/6/96              4,000,000       3,908,667
U.S. Treasury Bill, 5.338% due 6/20/96             2,500,000       2,439,707
    Total (Cost - $6,348,374)                                      6,348,374

    Total Investments - 99.4% (Cost - $25,722,619)                25,722,619

Other Assets net of Liabilities - 0.6%

Receivable from investment adviser                                    10,003
Other assets                                                         178,655
Distributions payable from investment income, net                     (9,072)
Other liabilities                                                    (32,052)
    Other assets and liabilities, net                                147,534

Net Assets - 100.0%
Applicable to 25,855,311 outstanding $.001par shares
    (authorized 1,000,000,000 shares)                           $ 25,870,153

    Net Asset Value Per Share                                   $       1.00

Components of Net Assets as of December 31, 1995
 were as follows:
Capital stock at par value ($.001)                              $     25,855
Capital stock in excess of par value                              25,829,456
Accumulated  net realized gain on investments                     25,870,153




*Interest rate shown represents yield to maturity at time of purchase See Notes to Financial Statements




STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1995

                                           HLM International     Money Market
                                           Equity Portfolio      Portfolio
Investment Income Interest                   $     221,276     $   1,416,176
Dividends (net of withholding
 taxes of $79,487)                                 548,685                 -
    Total investment income                        769,961         1,416,176

Expenses
Investment advisory fees                           252,279            55,805
Administration fees                                 47,765            23,683
Custodian fees                                      80,360            27,028
Shareholder recordkeeping fees                      21,429             4,304
Legal fees                                          23,182             4,378
Audit fees                                          28,290            21,710
Directors' fees and expenses                         5,250             5,250
Insurance expense                                   11,822            10,818
Amortization of organization costs                       -            17,656
Registration fees                                   29,061             6,914
Other fees and expenses                             16,366             4,920

    Total operating expenses                       515,804           182,466

Waiver of investment advisory and administration
fees and reimbursement of other expenses          (182,123)          (87,723)

    Total expenses, net                            333,681            94,743


Investment income, net                             436,280         1,321,433

Realized and unrealized gain (loss) on
investments and foreign currency-
related transactions
Net realized gain (loss) from investments          304,119)           25,293
Net realized loss from foreign currency-
 related transactions                              (20,185)                -
Net unrealized appreciation on investments       3,965,125                 -
Net unrealized depreciation on translation
 of assets and liabilities denominated in
 foreign currencies                                 (8,302)                -

    Net realized and unrealized gain on
    investments and foreign currency-
    related transactions                         3,632,519            25,293

    Net increase in net assets
    resulting from operations                  $ 4,068,799       $ 1,346,726


STATEMENTS OF CHANGES IN NET ASSETS

For the Periods Ended
                                  HLM International           Money Market
                                   Equity Portfolio            Portfolio
                            Dec. 31,1995  Dec.31,1994*  Dec.31,1995  Dec.31,1994
Increase (Decrease) in Net
Assets From Operations
Investment income, net      $   436,280   $    30,787   $ 1,321,433   $ 839,278

Net realized gain (loss)
 from investments and
 foreign currency-related
 transactions                  (324,304)      (43,014)       25,293      (3,723)

Net unrealized appreciation
 (depreciation) on investments
  and on translation of assets
  and liabilities denominated
  in foreign currencies       3,956,823       (64,124)            -           -

Net increase (decrease) in
 net assets resulting from
 operations                   4,068,799       (76,351)    1,346,726      835,555

Distributions to
 Shareholders From
 Investment income, net         407,463        27,110     1,321,433      839,278

Temporary overdistribution
 of net realized gain on
 investments and foreign
 currency-related
 transactions                         -        10,017             -        6,728

Total distributions             407,463        37,127     1,321,433      846,006

Capital Share
 Transactions, Net           55,161,338     9,017,356     3,838,719   19,680,959

Total increase in
net assets                   58,822,674     8,903,878     3,864,012   19,670,508

Net Assets
 Beginning of period          8,903,878             -    22,006,141    2,335,633

 End of period             $ 67,726,552   $ 8,903,878  $ 25,870,153 $ 22,006,141

Undistributed Investment
Income, Net                $      4,694   $     3,677  $          - $          -


* Commencement of Operation was May 11, 1994
See Notes to Financial Statements



FINANCIAL HIGHLIGHTS
For the Periods Ended

                                         HLM International Equity Portfolio
                                         Dec. 31, 1995       Dec. 31,1994*
Per Share Data
Net asset value, beginning of period     $        9.71       $      10.00

Increases (Decreases) From
 Investment Operations
Investment income, net                            0.10               0.04

Net realized and unrealized gain
 (loss) on investments and foreign
 currency- related transactions                   1.06              (0.29)

    Net increase (decrease) from
    investment operations                         1.16              (0.25)

Less Distributions From
 Investment income, net                           0.10               0.03

Temporary overdistribution of net
 realized gain on investments and
 foreign currency-related transactions               -               0.01

    Total distributions                           0.10               0.04

Net asset value, end of period          $        10.77       $       9.71

Total Return                                     11.99%             (2.47%) (b)

Ratios/Supplemental Data
Net assets, end of period               $   67,726,552       $  8,903,878

Ratio of expenses to average net assets           0.99%              0.95% (a)

Ratio of investment income, net to
 average net assets                               1.30%              1.13% (a)

Decrease reflected in above ratios
 due to waiver of investment advisory
 and administration fees and
 reimbursement of other expenses                  0.54%              1.33% (a)


Portfolio turnover                               27.71%             27.49%


(a) Annualized
(b) Not Annualized
* Commencement of Operations was May 11, 1994
See Notes to Financial Statements



                                                Money Market Portfolio
                              Dec. 31, 1995    Dec. 31, 1994    Dec. 31, 1993*

Per Share Data

Net asset value, beginning
 of period                    $        1.00    $        1.00    $      1.00

Increases From Investment
 Operations
Investment income, net                 0.06             0.04           0.00**

Net realized and unrealized
 gain on investments                   0.00**           0.00 (b)          -

 Net increase from investment
 operations                            0.06             0.04           0.00

Less Distributions From

Investment income, net                 0.06             0.04           0.00

Temporary overdistribution
 of net realized gain on
 investments                              -             0.00**            -

    Total distributions                0.06             0.04           0.00

Net asset value, end
 of period                     $       1.00      $      1.00      $    1.00

Total Return                           5.74%            4.13%          2.69% (a)

Ratios/Supplemental Data

Net assets, end of period      $ 25,870,153      $22,006,141     $2,335,633

Ratio of expenses to
 average net assets                    0.40%            0.40%          0.40% (a)

Ratio of investment income,
 net to average net assets             5.58%            4.16%          2.67% (a)



(a) Annualized
(b) Includes the effect of net realized gains prior to significant increases in shares outstanding.
*   Commencement of Operations was November 1, 1993
**  Rounds to less than $0.01
See Notes to Financial Statements



NOTES TO FINANCIAL STATEMANTS

1. Organization

AMT Capital Fund, Inc. (the "Fund") was organized as a Maryland corporation on August 3, 1993 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Money Market Portfolio commenced operations on November 1, 1993 and the HLM 1993 International Equity Portfolio commenced operations on May 11, 1994. The
Fund currently has twowo Portfolios. The costs incurred by the Fund in connection with the organization and initial registration are being amortized in the Money Market Portfolio on a straight-line basis over a sixty-month period. The unamortized balance of organizational expenses at December 31, 1993 was $85,337 December 31, 1995 was $50,025.

2. Summary of Significant Accounting Policies

Securities

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund amortizes discount or premium on a daily basis to interest income. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Income Tax

There is no provision for Federal income or excise tax since the Money Market Portfolio (the "Portfolio")each Portfolio has elected and will continue to elect to be taxed as a regulated investment company ("RIC") and therefore has compliedcomplies with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs and will distribute all of its taxable income.

At December 31, 1995, the HLM International Equity Portfolio had a capital loss carryforward of $250,657 to offset future net capital gains to the extent provided by regulations. This capital loss carryforward expires on December 31, 2003. Net realized losses attributable to security transactions after October 31, 1995, are treated for federal income taxes as arising on the first day of the Portfolio's next fiscal year.

Valuation

All investments in the HLM International Equity Portfolio are valued daily at their market price, which results in unrealized gains or losses. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which no sales are reported are valued at the latest bid price obtained from a quotation reporting system or from established market makers. Deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available and illiquid securities will be valued in good faith by the Board of Directors. All investments in the Money Market Portfolio are valued daily on an amortized cost basis, which approximates fair value and is consistent with Rule 2a-7 of the Investment Company Act of 1940.

Expenses

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on average daily net assets.

Dividends to Shareholders

During 1995, it was the policy of the HLM International Equity Portfolio to declare dividends from substantially all of its net investment income on a quarterly basis. Effective January 1, 1996, it is the policy of the HLM International Equity Portfolio to declare dividends from net investment income annually. It is the policy of the Money Market Portfolio to declare dividends daily on all of its net investment income. Net investment income dividends are
payable monthly.   Net short-term and long-term capital gains distributions for both Portfolios, if any, are normally distributed on an annual basis.




2. Summary of Significant Accounting Policies (continued)

Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended December 31, 1995, the HLM International Equity Portfolio reclassified ($27,800) to undistributed investment income from accumulated net realized loss. This reclassification had no effect on net investment income, net realized gains and losses, and net assets.



Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold.
Income and expenses are translated at exchange rates prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gains and losses from foreign currency-related transactions arise from sales and maturities of short-term securities, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rate. At December 31, 1995, the balance of net unrealized (depreciation) related to the changes in the exchange rate in the value of other assets and liabilities excluding foreign currency and forward foreign currency contracts other than investments was ($6,084).

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Investment Advisory Agreement and Affiliated Transactions

The Fund's Board of Directors has approved Harding, Loevner Management , L.P. ("HLM") and AMT Capital Advisers, Inc. as investment advisors for the HLM International Equity Portfolio and the Money Market Portfolio, respectively.
In addition, the Directors have approved an administration agreement between the Fund and AMT Capital Services, Inc. which assists in managing and supervising all aspects of the Fund other than investment advisory activities. The advisory fee and administration fees are computed daily at an annual rate of .75% and .15%, respectively, of the average daily net assets of the HLM International Equity Portfolio and .25% and .10%, respectively, of the Money Market Portfolio. The Investment Adviser and the Administrator of the HLM International Equity Portfolio have voluntarily agreed to reduce their fees and reimburse other expenses, from inception, through June 12, 1995 to the extent that aggregate expenses (exclusive of brokerage commissions, interest on borrowings, taxes and extraordinary expenses) exceed an annual rate of .95%; thereafter, the Investment Adviser has voluntarily agreed to reduce its fees and reimburse other expenses to the extent that aggregate expenses exceed 1.00%. The Investment Adviser and Administrator of the Money Market Portfolio have voluntarily agreed to reduce their fees and reimburse other expenses to the extent that aggregate expenses exceed an annual rate of .40% of the average daily net assets.


3. Investment Advisory  Agreement and Affiliated Transactions (continued)

Directors' fees and expenses of $10,500 were paid for the year ended December 31, 1995 to directors who are not employees of the Investment Advisers.

4. Investment Transactions



Purchase cost and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 1995 totaled $61,374,000 and $8,705,093, respectively, for the HLM International Equity Portfolio.

The components of net unrealized appreciation on investments at December 31, 1995 for the HLM International Equity Portfolio were as follows:

Gross Unrealized Appreciation				 $       5,569,554
Gross Unrealized Depreciation				        (1,669,863)
                             				 $       3,899,691


The cost of securities owned by the Portfolios at December 31, 1995 for Federal tax purposes were substantially the same as for financial statement purposes.

5. Forward Foreign Exchange Contracts

The HLM International Equity Portfolio, on occasion, enters into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized appreciation or depreciation by the Portfolio. The Portfolio's custodian will place and maintain cash not available for investment, U.S. Government securities, or other appropriate high-grade debt securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Fund's commitments under certain open forward foreign exchange contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1995, the HLM International Equity Portfolio had the following outstanding forward foreign exchange contracts:

                                                                   Unrealized
Contract                                                          Appreciation
Amount                                         Cost      Value    (Depreciation)

Forward Foreign Exchange Buy Contracts
20,422  Great British Pounds closing 1/3/96  $ 31,634   $ 31,687       $   53
210,283  Malaysian Ringgit closing 1/2/96      82,935     82,810         (125)
69,353   Malaysian Ringgit closimg 1/5/96      27,326     27,310          (16)

                                                                       $  (88)


The HLM International Equity Portfolio enters into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to dollars the proceeds from foreign investment sales or coupon interest receipts. There were no foreign exchange contracts to buy or sell currency on the spot markets as of December 31, 1995.



6. Capital Share Transactions

Transactions in capital stock for the HLM International Equity Portfolio were as follows for the periods indicated:

                      			    	Year Ended	        		Period from May 11, 1994*
                      				December 31, 1995	       		to December 31, 1994
                      		Shares      	  Amount	 	    Shares 	        Amount

Shares sold				       5,622,926	   $ 57,519,473 	  	924,387 	   $  9,088,508

Shares issued related
 to reinvestment	of
 dividends			           	33,936	        355,396     		2,971          	28,848
                  				5,656,862     	57,874,869	   	927,358	       9,117,356
Shares redeemed				     284,696 	     2,713,531      10,283          100,000
Net Increase				      5,372,166	   $ 55,161,338   		917,075   	 $  9,017,356

* Commencement of Operations

Transactions in capital stock for the Money Market Portfolio were as follows for the periods indicated:

                               				 Year Ended		             Year Ended
				                             December 31,1995		      December 31,1994
				                     Shares	        Amount      		Shares	        Amount

Shares sold				        9,334,905	 $   9,334,905 		20,414,473 	 $  20,414,473

Shares issued related
 to reinvestment	of
 dividends				         1,311,602     	1,311,602    		796,922        	796,922
                  				10,646,507    	10,646,507 		21,211,395     	21,211,395
Shares redeemed				    6,807,788	     6,807,788		  1,530,436 	     1,530,436

Net increase				       3,838,719	 $   3,838,719 		19,680,959 	 $  19,680,959

7. Repurchase and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed upon price and date.

Each Portfolio is also permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases U.S. Government securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed upon price and date.

Each Portfolio may engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, securities equal in value to those subject to the agreement.





REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
AMT Capital Fund, Inc.

We have audited the accompanying statements of net assets of AMT Capital Fund, Inc. (comprising, respectively, the HLM International Equity Portfolio and Money Market Portfolio) as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting AMT Capital Fund, Inc. at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
February 9, 1995

/s/ Ernst & Young LLP
    Ernst & Young LLP



SPECIAL MEETING OF SHAREHOLDERS

December 31, 1995

In accordance with Rule 30d-1 under the Investment Company Act of 1940, the Fund is required to furnish certain information regarding any matters submitted to a vote of the Fund's shareholders. Shareholders of record on February 22, 1995 were notified that a Special Meeting of Shareholders (the "Meeting") would be held at the offices of the Fund on May 17, 1995. Shareholders of the HLM International Equity Portfolio voted on approval of the investment advisory agreement with Harding, Loevner Management, L.P. ("HLM") and a monthly advisory fee calculated at an annualized rate of 0.75% of the average daily net assets of the Portfolio. These matters were approved by the shareholders at the Meeting. A summary of the shareholder votes cast is set forth below:




                 Vote     Number of Votes      Percent of Total
                                               Shares Outstanding
                  For         763,118               64.28%
              Against               -                   -
            Abstained               -                   -




OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS                        ADMINISTRATOR AND DISTRIBUTOR

Robert B. Allardice                           AMT Capital Services, Inc.
Director of the Fund                          600 Fifth Avenue
                                              New York, NY 10020
Patricia A. Gammon
Director of the Fund

Alan M. Trager
President and Director                        CUSTODIAN AND FUND
of the Fund                                   ACCOUNTING AGENT

William E. Vastardis                          Investors Bank & Trust Company
Secretary & Treasurer                         P.O. Box 1537
of the Fund                                   Boston, MA 02205-1537

Carla E. Dearing
Vice President and Assistant                  TRANSFER AND DIVIDEND
Treasurer of the Fund                         DISBURSING AGENT

Investment Adviser                            Investors Bank & Trust Company
(HLM INTERNATIONAL EQUITY PORTFOLIO)          P.O. Box 1537
                                              Boston, MA 02205-1537

Harding, Loevner Management, L.P.
50 Division Street
Somerville, NJ 08876                          LEGAL COUNSEL

INVESTMENT ADVISER                            Dechert Price & Rhoads
(MONEY MARKET PORTFOLIO)                      1500 K Street, N.W.
                                              Washington, DC 20005-1208

AMT Capital Advisers, Inc.
600 Fifth Avenue
New York, NY 10020
                                              INDEPENDENT AUDITORS
SUB-ADVISER
(MONEY MARKET PORTFOLIO)                      Ernst & Young LLP
                                              787 Seventh Avenue
                                              New York, NY 10019
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166